Note 3 - Initial Public Offering	12 Months Ended
Dec. 31, 2014
Initial Public Offering [Abstract]
Initial Public Offering [Text Block]
3.	Initial Public Offering

On January 21, 2014, the Partnership completed its IPO consisting of 4,312,500 common units, representing limited partner interests in the Partnership at a price to the public of $20.00 per common unit ($18.70 per common unit, net of underwriting discounts, commissions and fees) which included a 562,500 unit over-allotment option that was exercised by the underwriters.  We received net proceeds of $80.2 million from the IPO, after deducting underwriting discounts and structuring fees.  The net proceeds from the IPO were distributed to Holdings II as reimbursement for certain capital expenditures it incurred with respect to assets contributed to us.

Total deferred offering costs of $2.9 million, including costs incurred during the year ended December 31, 2014 of $0.3 million, were charged against the proceeds of the IPO.  In addition, the Partnership incurred $0.4 million and $1.4 million of offering costs during the years ended December 31, 2014 and 2013, respectively, that were expensed as incurred.  These non-recurring costs are reflected as offering costs in the Partnership’s Consolidated Statements of Operations.